                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                                NRG ENERGY, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of NRG Energy, Inc. ("NRG") made pursuant to the Prospectus, dated _____________, 1997 (the "Prospectus"), if certificates for Old Notes of NRG are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach NRG prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Norwest Bank Minnesota, National Association (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

 Main Delivery To: Norwest Bank Minnesota, National Association, Exchange Agent

                        By Registered or Certified Mail:
                  Norwest Bank Minnesota, National Association
                                 P.O. Box 1517
                       Minneapolis, Minnesota 55480-1517
                     Attention: Corporate Trust Operations

                               By Hand Delivery:
                  Norwest Bank Minnesota, National Association
                           Northstar East 12th Floor
                                 608 2nd Avenue
                       Minneapolis, Minnesota 55479-0113
                     Attention: Corporate Trust Operations

                             By Overnight Delivery:
                  Norwest Bank Minnesota, National Association
                                 Norwest Center
                            6th and Marquette Avenue
                       Minneapolis, Minnesota 55479-0069
                     Attention: Corporate Trust Operations

                                 By Facsimile:
                                 (612) 667-4927
                             Confirm by Telephone:
                                 (612) 667-9764

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to NRG the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes
  Tendered:*

$
 -------------------------------
 Certificate Nos. (if available)    If Old Notes will be delivered by
                                    book-entry transfer to The Depository Trust
                                    Company, provide account number.

 -------------------------------

Total Principal Amount Represented by
  Old Notes Certificates(s):

$                                   Account Number:
 -------------------------------                   ----------------------------

-------------------
* Must be in denominations of principal amount of $1,000 or an integral multiple thereof.
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         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE
THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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                                PLEASE SIGN HERE
X
 ------------------------------------------------      ------------------------
X
 ------------------------------------------------      ------------------------
 Signature(s) of Owner(s) or Authorized Signatory                Date

         Area Code and Telephone Number:
                                        --------------------------

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

            PLEASE PRINT NAME(S) AND ADDRESS(ES) (INCLUDE ZIP CODE)

Name(s)
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Capacity
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Address(es)
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                                   GUARANTEE

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company ("Book Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the Address set forth above, no later than three New York Stock Exchange, Inc. trading days after the date of execution hereof.

--------------------------------------    -------------------------------------
           Name of Firm                           Authorized Signature

--------------------------------------    -------------------------------------
              Address                                    Title
                                          Name
--------------------------------------        ---------------------------------
         Include Zip Code                           (Please Type or Print)

Area Code and Tel. No.                    Dated
                      ----------------         --------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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